Schedule A

FEDERAL HOME LOAN BANK OF CINCINNATI

							Rate Type/	Next
		Settlement	Maturity	Next Pay	Call	Call	Rate Sub-	Call/Amort	Coupon	FHLBank
Trade Date	CUSIP	Date	Date	Date	Type (1)	Style (2)	Type (3)(4)	Date	Percent	Par ($)
9/20/2006	3133XGWW0	9/29/2006	9/29/2008	3/29/2007	Optional Principal	American	Fixed Constant	3/29/2007	5.48	$250,000,000
					Redemption

9/20/2006	3133XH4X7	9/26/2006	9/26/2008	3/26/2007	Optional Principal	European	Fixed Constant	9/26/2007	5.25	$10,000,000
					Redemption

9/20/2006	3133XH4X7	9/26/2006	9/26/2008	3/26/2007	Optional Principal	European	Fixed Constant	9/26/2007	5.25	$15,000,000
					Redemption

9/20/2006	3133XH5D0	9/26/2006	10/22/2007	3/26/2007	Optional Principal	Bermudan	Fixed Constant	12/26/2006	5.25	$10,000,000
					Redemption

9/20/2006	3133XH5D0	9/26/2006	10/22/2007	3/26/2007	Optional Principal	Bermudan	Fixed Constant	12/26/2006	5.25	$25,000,000
					Redemption

9/21/2006	3133XH5D0	9/26/2006	10/22/2007	3/26/2007	Optional Principal	Bermudan	Fixed Constant	12/26/2006	5.25	$10,000,000
					Redemption

9/21/2006	3133XH5T5	9/26/2006	9/26/2008	3/26/2007	Optional Principal	European	Fixed Constant	9/26/2007	5.26	$15,000,000
					Redemption

9/21/2006	3133XH6B3	9/26/2006	10/23/2007	3/26/2007	Optional Principal	Bermudan	Fixed Constant	12/26/2006	5.26	$10,000,000
					Redemption

9/21/2006	3133XH6B3	9/26/2006	10/23/2007	3/26/2007	Optional Principal	Bermudan	Fixed Constant	12/26/2006	5.26	$25,000,000
					Redemption

9/22/2006	3133XEZP7	9/26/2006	9/12/2008	3/12/2007	Non-Callable		Fixed Constant		5	$10,000,000

9/22/2006	3133XF5T9	9/26/2006	9/9/2011	3/9/2007	Non-Callable		Fixed Constant		5	$10,000,000

9/22/2006	3133XGJ88	9/26/2006	9/11/2009	3/11/2007	Non-Callable		Fixed Constant		5.25	$20,000,000

9/22/2006	3133XH5D0	9/26/2006	10/22/2007	3/26/2007	Optional Principal	Bermudan	Fixed Constant	12/26/2006	5.25	$10,000,000
					Redemption

9/22/2006	3133XH5D0	9/26/2006	10/22/2007	3/26/2007	Optional Principal	Bermudan	Fixed Constant	12/26/2006	5.25	$20,000,000
					Redemption

9/22/2006	3133XH5D0	9/26/2006	10/22/2007	3/26/2007	Optional Principal	Bermudan	Fixed Constant	12/26/2006	5.25	$25,000,000
					Redemption

9/22/2006	3133XH6G2	9/29/2006	9/29/2011	3/29/2007	Optional Principal	European	Fixed Constant	6/29/2007	5.34	$15,000,000
					Redemption

9/22/2006	3133XH6K3	10/12/2006	10/12/2011	4/12/2007	Optional Principal	Bermudan	Fixed Constant	1/12/2007	5.65	$25,000,000
					Redemption

9/22/2006	3133XH6T4	9/27/2006	12/27/2019	3/27/2007	Optional Principal	Bermudan	Fixed Constant	9/27/2007	6	$15,000,000
					Redemption

9/22/2006	3133XH7F3	10/19/2006	10/19/2009	4/19/2007	Optional Principal	Bermudan	Fixed Constant	1/19/2007	5.4	$15,000,000
					Redemption

(1) Call/Amortization Type Description:

Optional Principal Redemption Bonds (Callable Bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the Bond.

Indexed Amortizing Notes (Indexed Principal Redemption Bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the Bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the Bond.

(2) Call Style Description:

Indicates whether the Bond is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

American Bonds are redeemable continuously on and after the first redemption date until maturity.

Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.

European Bonds are redeemable on a particular date only.

(3) Rate Type Description:

Fixed Bonds generally pay interest at constant fixed rates over the life of the Bond, according to the terms of the Bond.

Variable Bonds may pay interest at different rates over the life of the Bond, according to the terms of the Bond.

(4) Rate Sub-Type Description:

Constant Bonds generally pay interest at fixed rates over the life of the Bond, according to the terms of the Bond.

Single Index Floater Bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the Bond.